                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                                -----------------

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: November 27, 2001

                               ------------------

                        (DATE OF EARLIEST EVENT REPORTED)


                           SRI/SURGICAL EXPRESS, INC.
             (Exact name of Registrant as specified in its Charter)




        FLORIDA                         000-20997                 59-3252632
(State or other juris-               (Commission File         (I.R.S. Employer
diction of incorporation)                Number)             Identification No.)




                              12425 RACETRACK ROAD
                              TAMPA, FLORIDA 33626
                    (Address of Principal Executive Offices)


                                 (813) 891-9550
              (Registrant's Telephone Number, including area code)

ITEM 9.  REGULATION FD DISCLOSURE.

         On November 27, 2001, SRI/Surgical Express, Inc. issued a press release entitled "SRI/Surgical Express, Inc. to Restate Third Quarter 2001 Financial Results; Comments on Fourth Quarter Expectations" that is attached hereto as
Exhibit 99.1 and incorporated by reference herein.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SRI/SURGICAL EXPRESS, INC.
                                     (Registrant)



Dated: November 27, 2001             /s/ James T. Boosales
                                     -------------------------------------------
                                     James T. Boosales
                                     Executive Vice President and
                                     Chief Financial Officer